Exhibit 99.2

Protalix BioTherapeutics Announces Private Note Exchanges and
Private Placement of Secured Convertible Notes due 2021

CARMIEL, Israel, December 1, 2016 //GlobeNewswire - Protalix BioTherapeutics, Inc. (NYSE MKT:PLX, TASE:PLX) (the “Company”) announced today the entry into a definitive exchange agreement relating to an exchange (the “Exchange”) of $54.1 million principal amount of the Company’s outstanding 4.50% Senior Convertible Notes due 2018 (the “Existing Notes”) for (i) $40.2 million principal amount of newly issued 7.50% Senior Secured Convertible Notes due 2021 (the “Notes”) and (ii) approximately 23.8 million shares of common stock, $0.001 par value per share (“Common Stock”). Concurrently, the Company announced the entry into a definitive note purchase agreement with commitments to issue and sell, in a private placement, $22.5 million principal amount of the Notes (the “Private Placement”) to qualified institutional buyers as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Exchange and the Private Placement are expected to close concurrently on December 7, 2016, subject to satisfaction of customary closing conditions.

The Notes will be secured by perfected liens on all of the Company’s material assets. Interest on the Notes will be paid semi-annually at a rate of 7.50% per annum, and, in certain circumstances, the Company may elect to pay interest in an amount up to 1.25% per annum in the form of shares of Common Stock. The Notes will mature on November 15, 2021, unless earlier purchased, converted, exchanged or redeemed and will be guaranteed by the Company’s subsidiaries. However, if the Existing Notes (or any Permitted Refinancing Indebtedness (as defined in the indenture for the Notes) (the “Indenture”) in respect thereof) are not redeemed, repurchased, otherwise retired, discharged, converted or effectively discharged, in each case, prior to June 16, 2018 or extended to a maturity date that is after February 15, 2022, then the Notes will mature on June 15, 2018.

Holders may require the Company to repurchase their Notes upon the occurrence of certain events that constitute a fundamental change under the Indenture at a purchase price equal to the principal amount thereof plus accrued and unpaid interest to, but excluding, the fundamental change purchase date.

Holders may convert their Notes at any time prior to the close of business on the business day immediately preceding the stated maturity date of the Notes. Upon conversion, the Company may, at its election, deliver shares of Common Stock, cash or a combination of shares of Common Stock and cash based on the applicable conversion rate. However, until the Company obtains stockholder approval to issue additional shares of Common Stock upon conversion of the Notes and amends its Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock, the Company will be required to settle at least a portion of its conversion obligation in cash. The Company intends to seek stockholder approval promptly in order to permit exercise of the stock settlement features. The initial conversion rate will be 1,176.4706 shares of Common Stock per $1,000 principal amount of Notes, which is equivalent to an initial conversion price of approximately $0.85 per share of Common Stock, and is subject to adjustment in certain circumstances. This initial conversion price represents a premium of approximately 52% relative to the closing price of the Company’s Common Stock on the NYSE MKT of $0.5595 per share on December 1, 2016.

The Indenture includes covenants customary for instruments of this type, including, without limitation, restrictions on the Company’s ability to incur additional indebtedness, create liens on its properties, pay dividends and make restricted payments or certain investments, and also requires the Company to apply a portion of the proceeds from certain asset sales or licensing arrangements to redeem the Notes, in each case subject to certain exceptions.

The Company intends to use the net proceeds from this Private Placement to fund clinical trials for its product candidates, to fund its research and development activities and for working capital and general corporate purposes.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale is unlawful. Any offer of the securities will be made only by means of a private placement memorandum. The offer and sale of the Notes and the shares of Common Stock issuable upon conversion of the Notes, if any, will not be registered under the Securities Act or any state securities laws, and unless so registered, the Notes and such shares may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state laws.

Forward-Looking Statements

To the extent that statements in this press release are not strictly historical, all such statements are forward-looking, and are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  The terms “expect” and “intend” and other words or phrases of similar import are intended to identify forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual future experience and results to differ materially from the statements made. These statements are based on our current beliefs and expectations as to such future outcomes. Drug discovery and development involve a high degree of risk.  Factors that might cause material differences include, among others: risks relating to our ability to complete the Exchange and Private Placement in a timely manner, if at all; risks relating to the sufficiency of the funds raised in the Private Placement, if any; risks relating to our use of the net proceeds from the Private Placement; failure or delay in the commencement or completion of our preclinical and clinical trials which may be caused by several factors, including: slower than expected rates of patient recruitment; unforeseen safety issues; determination of dosing issues; lack of effectiveness during clinical trials; inability to monitor patients adequately during or after treatment; inability or unwillingness of medical investigators and institutional review boards to follow our clinical protocols; and lack of sufficient funding to finance clinical trials; the risk that the results of the clinical trials of our product candidates will not support our claims of safety or efficacy, that our product candidates will not have the desired effects or will be associated with undesirable side effects or other unexpected characteristics; risks related to the amount and sufficiency of our cash and cash equivalents; risks related to the successful conclusion of our negotiations with the Brazilian Ministry of Health regarding the purchase of alfataliglicerase, and our commercialization efforts for alfataliglicerase in Brazil generally; risks relating to our ability to make scheduled payments of the principal of, to pay interest on or to refinance our Existing Notes or any other indebtedness; risks relating to the compliance by Fundação Oswaldo Cruz with its purchase obligations and related milestones under our supply and technology transfer agreement; our dependence on performance by third party providers of services and supplies, including without limitation, clinical trial services; delays in our preparation and filing of applications for regulatory approval; delays in the approval or potential rejection of any applications we file with the FDA or other health regulatory authorities, and other risks relating to the review process; the inherent risks and uncertainties in developing drug platforms and products of the type we are developing; the impact of development of competing therapies and/or technologies by other companies and institutions; potential product liability risks, and risks of securing adequate levels of product liability and other necessary insurance coverage; and other factors described in our filings with the U.S. Securities and Exchange Commission.  The statements in this press release are valid only as of the date hereof and we disclaim any obligation to update this information, except as may be required by law.